Exhibit 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts, unaudited)

	Mar 31,	Dec 31,	Mar 31,
	2007	2006	2006
ASSETS:
Cash and cash equivalents	$217,824	$179,715	$117,722
Loans receivable, net	8,370,625	7,021,241	5,253,734
Loans held for sale	71,446	91,469	9,315
Investments and mortgage-backed securities (“MBS”) available for sale	1,782,947	1,820,583	1,983,252
Investments held to maturity	101,150	93,063	63,491
Office properties and equipment, net	97,629	93,796	83,748
Real estate owned, net	4,076	4,052	5,160
Goodwill, net	452,540	247,244	112,702
Other intangible assets, net	35,304	28,570	17,070
Bank owned life insurance (“BOLI”)	145,182	139,206	108,816
Prepaid expenses and other assets, net	120,898	115,553	89,494

Total assets	$11,399,621	$9,834,492	$7,844,504

LIABILITIES:
Deposits	$7,574,058	$6,746,028	$5,085,302
Advances from Federal Home Loan Bank	1,605,060	1,308,617	1,371,152
Repurchase agreements and fed funds	707,733	616,354	660,420
Other borrowings	252,230	240,226	129,166
Accrued expenses and other liabilities	146,811	139,851	89,744

Total liabilities	10,285,892	9,051,076	7,335,784

SHAREHOLDERS’ EQUITY:
Common stock	51,245	42,043	35,067
Additional paid-in capital	887,961	590,218	388,800
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(28,795)	(33,350)	(49,152)
Retained earnings	203,318	184,505	134,005

Total shareholders’ equity	1,113,729	783,416	508,720

Total liabilities and shareholders’ equity	$11,399,621	$9,834,492	$7,844,504

Book value per share	$21.73	$18.63	$14.51
Tangible book value per share (2)	$12.21	$12.07	$10.81
Shares outstanding at end of period	51,245,273	42,042,740	35,066,735
Shareholders’ equity to total assets	9.77%	7.97%	6.49%
Tangible shareholders’ equity to tangible assets (3)	5.74%	5.31%	4.91%

(1)	Net of deferred income taxes.

(2)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts, unaudited)

	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
	2007	2006	2006
INTEREST INCOME:
Loans	$152,763	$137,537	$92,111
Mortgage-backed securities	20,468	20,954	23,345
Investments and cash	1,671	1,257	723

Total interest income	174,902	159,748	116,179

INTEREST EXPENSE:
Deposits	63,720	57,901	34,810
Borrowings	30,566	27,973	22,413

Total interest expense	94,286	85,874	57,223

Net interest income	80,616	73,874	58,956
Provision for losses on loans	(4,225)	(4,705)	(4,650)

Net interest income after provision	76,391	69,169	54,306

NONINTEREST INCOME:
Fees and service charges	12,192	11,775	9,079
Mortgage banking operations	8,858	9,648	2,271
Loan servicing fees	683	588	269
Real estate owned operations	(45)	(71)	307
BOLI	1,547	1,409	1,183
Other non-interest income (expense)	213	(507)	(192)

Total noninterest income	23,448	22,842	12,917

NONINTEREST EXPENSES:
Employee compensation and benefits	38,072	34,908	25,089
Occupancy and equipment	10,467	9,723	6,916
Amortization of core deposit intangibles	1,041	708	556
Other	16,089	14,503	11,679

Total noninterest expenses	65,669	59,842	44,240

Income before income taxes	34,170	32,169	22,983
Income tax provision	(11,249)	(9,909)	(7,567)

Net Income	$22,921	$22,260	$15,416

Earnings per share — basic	$0.51	$0.57	$0.44
Earnings per share — diluted	$0.50	$0.57	$0.44

Core earnings (1)	$23,682	$22,426	$15,416
Core earnings per share — basic (1)	$0.52	$0.58	$0.44
Core earnings per share — diluted (1)	$0.52	$0.57	$0.44

Weighted average shares outstanding — basic	45,238,924	38,729,376	34,946,649
Weighted average shares outstanding — diluted	45,833,530	39,159,001	35,255,602

(1)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)

	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
	2007	2006	2006
LOAN ORIGINATIONS:
Residential real estate	$344,617	$352,962	$71,097
Commercial real estate	11,210	24,760	33,975
Construction	534,821	720,057	563,592
Consumer — direct	63,568	65,456	78,849
Consumer — indirect	64,913	62,158	29,535
Commercial banking	259,203	229,954	295,960

Total loan origination volume	$1,278,332	$1,455,347	$1,073,008

PERFORMANCE RATIOS:
Return on average assets	0.91%	0.96%	0.81%
Return on average assets, core (1)	0.94%	0.97%	0.81%
Return on average shareholders’ equity	10.3%	13.2%	12.1%
Return on average shareholders’ equity, core (1)	10.7%	13.3%	12.1%
Return on average tangible equity (2)	16.8%	18.6%	16.2%
Operating efficiency	63.1%	61.9%	61.6%
Operating efficiency, core (1)	61.9%	61.6%	61.6%
Non interest expense to average assets (annualized)	2.60%	2.58%	2.34%
Average assets	$10,255,943	$9,197,563	$7,673,383
Average shareholders’ equity	$900,987	$671,011	$515,551
Average tangible equity (2)	$553,619	$474,619	$385,418

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	9.5%	8.7%	7.2%
Tier 1 (to risk-weighted assets)	9.9%	10.0%	9.2%
Total (to risk-weighted assets)	10.9%	11.1%	10.1%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	9.2%	8.6%	7.2%
Tier 1 (to risk-weighted assets)	9.8%	9.7%	9.1%
Total (to risk-weighted assets)	10.9%	10.8%	10.1%

OTHER:
Sales of financial products	$49,161	$38,038	$30,232
FTE employees at end of period (whole numbers)	2,570	2,405	1,832

(1)	See Exhibit A.

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)

	Mar 31,	Dec 31,	Mar 31,
	2007	2006	2006
LOANS BY COLLATERAL TYPE:
Residential real estate	$639,326	$654,661	$497,386
Multifamily real estate	248,590	263,053	330,427
Commercial real estate	1,401,248	795,386	786,215
Construction	2,515,392	2,290,882	1,261,061
Consumer — direct	749,183	749,626	640,941
Consumer — indirect	318,426	288,704	177,013
Commercial banking	2,608,482	2,069,086	1,625,248
Deferred loan fees, net	(16,185)	(12,308)	(10,077)
Allowance for losses on loans	(93,837)	(77,849)	(54,480)

Net loans receivable	$8,370,625	$7,021,241	$5,253,734

ALLOWANCE FOR LOSSES ON LOANS AND UNFUNDED COMMITMENTS:
Allowance — loans, beginning of quarter	$77,849	$66,505	$52,034
Acquired	12,535	8,603	0
Provision	4,225	4,705	4,650
Charge offs, net of recoveries	(832)	(1,082)	(1,434)
Transfers	60	(882)	(770)

Allowance — loans, end of quarter	93,837	77,849	54,480

Allowance — unfunded commitments, beginning of quarter	5,840	4,958	3,449
Acquired	266	0	0
Transfers	(60)	882	770

Allowance — unfunded commitments, end of quarter	6,046	5,840	4,219

Total credit allowance	$99,883	$83,689	$58,699

Net charge-offs to average net loans (annualized)	0.04%	0.06%	0.11%
Net charge-offs to average net loans (ytd)	0.01%	0.06%	0.03%
Loan loss allowance to total loans	1.11%	1.10%	1.03%
Total credit allowance to total loans	1.18%	1.18%	1.11%
Loan loss allowance to nonperforming loans (excluding loans classified as loss)	681.4%	1335.0%	1439.8%
Total allowance to nonperforming loans	725.9%	1437.0%	1553.6%
Nonperforming loans to net loans	0.18%	0.10%	0.09%

NONPERFORMING ASSETS:
Past 90 days due	$0	$0	$0
Nonaccrual loans	14,855	7,107	3,788
Restructured loans	0	0	1,039

Total nonperforming loans	14,855	7,107	4,827
REO	4,076	4,052	5,160

Total nonperforming assets (NPA)	$18,931	$11,159	$9,987

NPA to total assets	0.17%	0.11%	0.13%
Loan delinquency ratio (60 days and over)	0.27%	0.10%	0.08%
Classified assets	$79,098	$48,356	$54,733
Classified assets/total assets	0.69%	0.49%	0.70%

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$524,492	$483,551	$410,780
Noninterest-bearing transaction accounts	896,506	834,140	676,857
Savings accounts	2,045,493	1,830,313	1,403,730
Time deposits	4,107,567	3,598,024	2,593,935

Total deposits	$7,574,058	$6,746,028	$5,085,302

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	48,949	48,730	45,912
Noninterest-bearing transaction accounts	142,938	136,628	110,050

Total transaction accounts	191,887	185,358	155,962

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID
(in thousands, unaudited)

	Three Months Ended
	March 31, 2007			December 31, 2006			March 31, 2006
	Average		Average	Average		Average	Average		Average
	Balance	Amount	Rate	Balance	Amount	Rate	Balance	Amount	Rate
ASSETS:
Loans:
Mortgage	$4,558,555	$91,696	8.16%	$3,908,164	$80,275	8.15%	$2,754,279	$49,504	7.29%
Commercial and consumer	3,122,975	61,185	7.95%	2,861,582	57,377	7.95%	2,346,225	42,696	7.38%

Total loans	7,681,530	152,881	8.07%	6,769,746	137,652	8.07%	5,100,504	92,200	7.33%
MBS	1,719,281	20,468	4.83%	1,760,764	20,954	4.72%	1,966,595	23,345	4.81%
Investments and cash	257,468	2,210	3.48%	223,678	1,736	3.08%	177,151	1,015	2.32%

Total interest-earning assets	9,658,279	175,559	7.37%	8,754,188	160,342	7.27%	7,244,250	116,560	6.53%

Noninterest-earning assets	597,664			443,375			429,133

Total average assets	$10,255,943			$9,197,563			$7,673,383

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,294,108	672	0.21%	$1,191,983	509	0.17%	$1,055,363	349	0.13%
Savings	1,928,862	16,762	3.52%	1,692,307	14,905	3.49%	1,345,667	8,813	2.66%
Time deposits	3,740,658	46,286	5.02%	3,410,706	42,487	4.94%	2,527,672	25,648	4.12%

Total deposits	6,963,628	63,720	3.71%	6,294,996	57,901	3.65%	4,928,702	34,810	2.86%
Borrowings	2,364,132	30,566	5.24%	2,159,318	27,973	5.14%	2,075,072	22,413	4.38%

Total interest-bearing liabilities	9,327,760	94,286	4.10%	8,454,314	85,874	4.03%	7,003,774	57,223	3.31%

Noninterest-bearing liabilities	27,196			72,238			154,058

Total average liabilities	9,354,956			8,526,552			7,157,832
Total average shareholders’ equity	900,987			671,011			515,551

Total average liabilities and equity	$10,255,943			$9,197,563			$7,673,383

Tax equivalent net interest income and spread		$81,273	3.27%		$74,468	3.24%		$59,337	3.21%

Tax equivalent net interest margin			3.41%			3.37%			3.32%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE
(in thousands, unaudited)

	Three Months Ended
	Mar 31,	Dec 31	Mar 31,
	2007	2006	2006
CORE EARNINGS: (1)
Net income as reported	$22,921	$22,260	$15,416
Add back: merger and acquisition costs, net of tax	761	166	0

Core earnings	$23,682	$22,426	$15,416

CORE EARNINGS PER SHARE — BASIC: (1)
Earnings per share — basic, as reported	$0.51	$0.57	$0.44
Add back: merger and acquisition costs, net of tax	0.01	0.01	0.00

Core earnings per share — basic	$0.52	$0.58	$0.44

CORE EARNINGS PER SHARE — DILUTED: (1)
Earnings per share — basic, as reported	$0.50	$0.57	$0.44
Add back: merger and acquisition costs, net of tax	0.02	0.00	0.00

Core earnings per share — diluted	$0.52	$0.57	$0.44

RETURN ON AVERAGE ASSETS, CORE: (1)
Return on average assets, as reported	0.91%	0.96%	0.81%
Add back: merger and acquisition costs, net of tax	0.03%	0.01%	0.00%

Return on average assets, core	0.94%	0.97%	0.81%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE: (1)
Return on average shareholders’ equity, as reported	10.3%	13.2%	12.1%
Add back: merger and acquisition costs, net of tax	0.4%	0.1%	0.0%

Return on average shareholders’ equity, core	10.7%	13.3%	12.1%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency ratio, as reported	63.1%	61.9%	61.6%
Subtract: merger and acquisition costs	(1.2%)	(0.3%)	0.0%

Operating efficiency ratio, core	61.9%	61.6%	61.6%

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs, and a charge for costs related to early repayment of debt, net of related income taxes. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.